                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08076
      ---------------------------------------------------------------------

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
    ------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
    -------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
               The Emerging Markets Telecommunications Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140


Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2005 to April 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

                              THE EMERGING MARKETS
                               TELECOMMUNICATIONS
                                   FUND, INC.

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2006
                                  (unaudited)

[AMERICAN STOCK EXCHANGE(R) LISTED ETF LOGO]

ETF-SAR-0406

CONTENTS

Letter to Shareholders                                                         1
Portfolio Summary                                                              4
Schedule of Investments                                                        6
Statement of Assets and Liabilities                                           11
Statement of Operations                                                       12
Statement of Changes in Net Assets                                            13
Statement of Cash Flows                                                       14
Financial Highlights                                                          16
Notes to Financial Statements                                                 18
Results of Annual Meeting of Shareholders                                     26
Privacy Policy Notice                                                         27
Description of InvestLink(SM) Program                                         28
Advisory Agreement Approval Disclosure                                        31
Proxy Voting and Portfolio Holdings Information                               35

LETTER TO SHAREHOLDERS

                                                                    MAY 31, 2006

DEAR SHAREHOLDER:

For the six month period ended April 30, 2006, The Emerging Markets Telecommunications Fund, Inc. (the "Fund") had a return of 21.38%, based on net asset value, vs. a same-period increase of 37.60% for the Morgan Stanley Capital International Emerging Markets Index* (MSCI EM) and an increase of 24.32% for the telecommunications services subsector of the MSCI EM. Based on market price, the Fund had a gain of 25.76% for the period.

FUND NOW TRADING ON AMEX

Effective May 11, 2006, the Fund is listed on, and has commenced trading on, the American Stock Exchange, LLC ("AMEX"). The Fund opted to make the move based on listing costs: The Fund estimates that the Fund's annual listing fees will decline substantially. The Fund continues to trade under the same ticker symbol
(ETF).

MARKET OVERVIEW: TELECOMS PARTICIPATE IN STRONG RALLY

The period through April 30, 2006, was a positive one for stock markets around the world, aided by improving global economic growth and generally favorable earnings reports. Emerging markets as a group had overall strong returns in absolute terms and as compared with developed stock markets, helped in part by high and rising commodity prices. Increased investor interest in the "BRIC" concept--the economic potential of Brazil, Russia, India and China--boosted performance, with all four markets up more than 40% in dollar terms for the period. Of course, emerging equity markets were periodically volatile, with investors quick to take profits, for example, on concerns over rising U.S. interest rates.

Emerging market telecom stocks collectively had a strong gain in absolute terms, but trailed the broad emerging markets universe as investors tended to favor more commodity sensitive companies.

PERFORMANCE: GROWTH WIRELESS SHINES, BRAZILIAN FIXED LINE TRAILS

The Fund's public equity holdings outperformed the MSCI EM telecom services index in the period on a gross basis, but the Fund as a whole underperformed due to overall weakness in its private equity holdings (which accounted for about 13.9% of the Fund's net assets as of April 30, 2006). Our strategic overweight exposure to growth wireless stocks contributed positively to performance, led by America Movil S.A. de C.V. (16.1% of the Fund's net assets as of April 30,
2006). In addition, our underweight positions in slow growth fixed line stocks also added significant relative value, as Index heavyweights SK Telecom Co., Ltd (4.0% of the Fund's net assets as of April 30, 2006) and Chunghwa Telecom Co., Ltd., (not held in the Fund as of April 30, 2006) lagged the rally in the markets. Stock selection in Brazil was the main negative factor over the period among our public holdings, with our overweight in fixed line stocks detracting from performance. Lastly, the Fund's increased exposure to the infrastructure sector in the latter half of the period was positive for performance, with both Inversiones Aguas Metropolitanas, and Urbi, Desarrollos Urbanos, S.A. de C.V. (1.5% and 1.4% of the Fund's net assets, respectively, as of April 30, 2006) adding value.

PORTFOLIO ACTIVITY: FOCUS ON WIRELESS GROWTH ALONG WITH SELECT FIXED LINE

We continued to strategically overweight growth wireless companies, a stance we adopted in mid 2005. While we remain comfortable with the growth wireless theme, for the first time in over a year we recently reduced our holding in Bharti Airtel Ltd. ("Bharti") (1.8% of the Fund's net assets as of April 30, 2006), the leading wireless stock in India. We still have a positive view on the company's longer-term prospects, but market expectations seem to have discounted much of the good news and the valuation had become richer. As we remain positive on the Indian telecommunications market, we shifted some of the Bharti proceeds into Hutchison Telecommunications International Ltd. (1.4% of the Fund's net assets as of April 30, 2006).

Other late-period noteworthy portfolio adjustments included increasing our exposure to Russian fixed line telecom stocks, on the possible emergence of government privatization news going forward. We are maintaining the Fund's increased exposure to infrastructure companies. We believe that a number of emerging market counties have under-committed to infrastructure spending, which could provide good investment opportunities as they seek to catch up.

LOOKING AHEAD: DEMOGRAPHICS AND DEMAND

In the wake of several years of strong emerging market performance through April 30, valuations for many telecom stocks are no longer cheap in our view. Thus, a correction of some sort would not be unexpected, and we would view any such correction as a buying opportunity in specific stocks. We are of the opinion that the emerging market economies remain on track to generate good economic growth over the long term despite recent fluctuations, which we believe might incentivize a growing middle class eager to participate in the use of wireless telecommunication services. We believe that the Fund could be in a position to benefit from this potential long-term trend.

PRIVATE PLACEMENTS UPDATE

As discussed in previous reports, most of the Fund's private placement holdings are technology oriented venture-capital funds. Following a series of consecutive write-downs related to the past difficult market environment for technology and telecom providers, the most recent six-month period saw more widespread stability and even some increase in valuations. Write-ups of these types of investments typically lag recovery in the public markets, as these write-ups are generally the result of a third-party financing round, IPO or sale of an investment, while write-downs also reflect the manager's judgment with respect to any impairment of value.

Despite fluctuating markets during the period, which were particularly challenging in the last few months, several of these funds also benefited from appreciation of underlying investments, primarily in those companies that had already reached a level of maturity that allowed them to go public.

Distributions in this period increased significantly from the previous six months ($3.3 million as compared to $1.1 million); as a result of improvements in the technology sector, in combination with the maturation of the underlying portfolio companies, which are beginning to drive a growing number of liquidity events (strategic sales or sales in the public markets). We would hope to see this trend continue and accelerate over the coming quarters. With this improved environment, the investment pace of the funds remained strong, with almost $0.5 million of capital calls made by the fund investments during the period. We believe that the current commitments are being done at better valuations and at a later stage in companies' development. Therefore, we hope that the "post technology bubble" will be successful over time.

Respectfully,


/s/ Neil Gregson                        /s/ Steven B. Plump
-------------------------------------   ----------------------------------------
Neil Gregson                            Steven B. Plump
Chief Investment Officer**              Chief Executive Officer and President***

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING MARKET INVESTMENTS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TELECOMMUNICATIONS, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

----------
* The Morgan Stanley Capital International Emerging Markets Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Neil Gregson, who is a Managing Director of Credit Suisse Asset Management, Limited ("Credit Suisse Ltd."), is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined Credit Suisse Ltd. in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc (Hons.) in mining engineering from Nottingham University. He is also the Chief Investment Officer of The First Israel Fund, Inc.

*** Steven B. Plump is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and CEO/President of the Fund. He joined Warburg Pincus Asset Management ("WPAM") in 1995 and came to Credit Suisse in 1999 when it acquired WPAM.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF APRIL 30, 2006 (UNAUDITED)

SECTOR ALLOCATION

                                     [CHART]

                               APRIL 30,   OCTOBER 31,
                                  2006         2005
                               ---------   -----------
                              AS A PERCENT OF NET ASSETS
Cable Television/Television       1.82%       1.10%
Cellular Telecommunications      49.85%      44.04%
Electric Generation               0.43%       1.13%
Internet Services                 0.88%       1.00%
Technology                        0.66%       0.84%
Telecommunications               18.99%      24.65%
Telephone-Integrated             13.01%      14.69%
Venture Capital                   8.01%      10.88%
Water Utilities                   1.46%       0.00%
Other                             2.26%       0.15%
Cash & Other Assets               2.63%       1.52%

GEOGRAPHIC ASSET BREAKDOWN

                                     [CHART]

                        APRIL 30,   OCTOBER 31,
                           2006         2005
                        ---------   -----------
                      AS A PERCENT OF NET ASSETS
Africa                     8.10%        7.65%
Asia                      39.01%       39.05%
Europe                     1.28%        4.33%
Latin America             29.81%       25.90%
Middle East               12.75%       14.29%
North America              2.46%        1.00%
Global                     3.96%        6.26%
Cash & Other Assets        2.63%        1.52%

SUMMARY OF SECURITIES BY COUNTRY/REGION

                                     [CHART]

                 APRIL 30,   OCTOBER 31,
                    2006         2005
                 ---------   -----------
               AS A PERCENT OF NET ASSETS
Asia                1.90%        2.20%
Brazil              7.67%        8.83%
China              12.48%       13.69%
Egypt               4.03%        7.11%
India               2.01%        2.58%
Indonesia           4.88%        3.01%
Israel              7.05%        7.18%
Mexico             20.19%       15.69%
Poland              1.28%        3.28%
Russia             10.63%        8.37%
South Africa        8.10%        7.65%
South Korea         3.98%        3.70%
Global              3.96%        6.26%
Other               9.21%        8.93%

TOP 10 HOLDINGS, BY ISSUER

                                                                        COUNTRY/     PERCENT OF
HOLDING                                            SECTOR                REGION      NET ASSETS
-----------------------------------------------------------------------------------------------
 1. America Movil S.A. de C.V.          Cellular Telecommunications      Mexico         16.1
 2. China Mobile (Hong Kong) Ltd.       Cellular Telecommunications       China         11.3
 3. MTN Group Ltd.                      Cellular Telecommunications   South Africa       6.6
 4. PT Telekomunikasi Indonesia              Telecommunications         Indonesia        4.3
 5. SK Telecom Co., Ltd.                Cellular Telecommunications   South Korea        4.0
 6. Emerging Markets Ventures I, L.P.         Venture Capital            Global          3.0
 7. Orascom Telecom Holding SAE              Telecommunications           Egypt          2.9
 8. Telefonos de Mexico S.A. de C.V.        Telephone-Integrated         Mexico          2.7
 9. Brasil Telecom Participacoes S.A.       Telephone-Integrated         Brazil          2.5
10. Mobile Telesystems                  Cellular Telecommunications      Russia          2.4

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED)

                                                         NO. OF
DESCRIPTION                                           SHARES/UNITS      VALUE
--------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-97.37%
EQUITY OR EQUITY-LINKED SECURITIES OF
   TELECOMMUNICATION COMPANIES IN EMERGING
   COUNTRIES-91.99%
ASIA-1.90%
TELECOMMUNICATIONS-1.90%
TVG Asian Communications
   Fund II, L.P.+@# (Cost $2,691,985)                   3,661,411    $ 2,528,878
                                                                     -----------
BRAZIL-7.67%
CABLE TELEVISION-1.07%
Net Servicos de Comunicacao SA., ADR+(Y)                  127,200        783,552
Vivax S.A.+                                                43,600        646,312
                                                                     -----------
                                                                       1,429,864
                                                                     -----------
CELLULAR TELECOMMUNICATIONS-1.54%
Tim Participacoes S.A., ADR(Y)                             19,900        765,155
Vivo Participacoes S.A., ADR(Y)                           312,800      1,291,864
                                                                     -----------
                                                                       2,057,019
                                                                     -----------
ELECTRIC GENERATION-0.43%
AES Tiete S.A., PN                                     20,143,000        565,882
                                                                     -----------
TELEPHONE-INTEGRATED-4.63%
Brasil Telecom  Participacoes S.A., ADR                    81,400      3,325,190
Embratel Participacoes S.A., ADR(Y)                        42,900        569,283
Tele Norte Leste Participacoes S.A., ADR                  124,800      2,268,864
Telecomunicacoes de Sao Paulo S.A., ADR                       200          4,900
                                                                     -----------
                                                                       6,168,237
                                                                     -----------
TOTAL BRAZIL (Cost $8,390,749)                                        10,221,002
                                                                     -----------

                                                         NO. OF
DESCRIPTION                                              SHARES         VALUE
--------------------------------------------------------------------------------
CHINA-12.48%
CELLULAR TELECOMMUNICATIONS-11.29%
China Mobile (Hong Kong) Ltd.                           1,273,500    $ 7,367,548
China Mobile (Hong Kong) Ltd., ADR(Y)                     265,800      7,670,988
                                                                     -----------
                                                                      15,038,536
                                                                     -----------
TELECOMMUNICATIONS-1.19%
China Telecom Corp. Ltd.                                4,543,000      1,588,481
                                                                     -----------
TOTAL CHINA (Cost $11,868,158)                                        16,627,017
                                                                     -----------
EGYPT-4.03%
CELLULAR TELECOMMUNICATIONS-0.75%
Vodafone Egypt Telecommunications Co.  SAE                 66,700        996,907
                                                                     -----------
TELECOMMUNICATIONS-2.94%
Orascom Telecom Holding SAE+                               72,786      3,921,726
                                                                     -----------
TELEPHONE-INTEGRATED-0.34%
Telecom Egypt+                                            181,000        450,455
                                                                     -----------
TOTAL EGYPT (Cost $4,447,275)                                          5,369,088
                                                                     -----------
HONG KONG-1.37%
CELLULAR TELECOMMUNICATIONS-1.37%
Hutchison Telecommunications International Ltd.+
   (Cost $1,625,404)                                    1,034,000      1,820,290
                                                                     -----------
INDIA-2.01%
CELLULAR TELECOMMUNICATIONS-1.75%
Bharti Airtel Ltd.+                                       258,874      2,334,805
                                                                     -----------
TELECOMMUNICATIONS-0.26%
Videsh Sanchar Nigam Ltd.                                  36,727        339,806
                                                                     -----------
TOTAL INDIA (Cost $1,666,750)                                          2,674,611
                                                                     -----------

                                 See accompanying notes to financial statements.

                                                         NO. OF
DESCRIPTION                                           SHARES/UNITS      VALUE
--------------------------------------------------------------------------------
INDONESIA-4.88%
TELECOMMUNICATIONS-4.88%
PT Indosat Tbk                                          1,265,500    $   779,216
PT Telekomunikasi Indonesia                             6,651,000      5,715,782
                                                                     -----------
TOTAL INDONESIA (Cost $3,772,443)                                      6,494,998
                                                                     -----------
ISRAEL-6.99%
TECHNOLOGY-0.66%
SVE Star Ventures Enterprises
   GmbH & Co. No. IX KG+++#                             1,500,000        875,010
                                                                     -----------
TELECOMMUNICATIONS-0.63%
Lynx Photonic Networks*                                   375,394        344,048
Lynx Series E*                                            493,000        498,488
                                                                     -----------
                                                                         842,536
                                                                     -----------
TELEPHONE-INTEGRATED-1.19%
Bezeq Israeli Telecommunication Corporation Ltd.        1,236,635      1,584,392
                                                                     -----------
VENTURE CAPITAL-4.51%
BPW Israel  Ventures LLC+@#                             1,674,587      1,040,389
Concord Ventures II  Fund L.P.+@#                       3,840,000      1,283,363
Formula Ventures L.P.+@@                                1,500,000        108,900
Giza GE Venture  Fund III, L.P.+@#                      2,530,000      1,543,452
K.T. Concord Venture  Fund L.P.+@                       2,000,000        888,062
Neurone Ventures II, L.P.+@#                              573,684        250,418
Walden-Israel  Ventures III, L.P.+@#                      953,563        898,332
                                                                     -----------
                                                                       6,012,916
                                                                     -----------
TOTAL ISRAEL (Cost $12,615,814)                                        9,314,854
                                                                     -----------
LATIN AMERICA-0.49%
VENTURE CAPITAL-0.49%
J.P. Morgan Latin America  Capital
   Partners (Cayman), L.P.+++                             835,097    $   346,340
J.P. Morgan Latin America Capital Partners
   (Delaware), L.P.+@#                                  1,355,207        311,725
                                                                     -----------
TOTAL LATIN AMERICA (Cost $1,076,408)                                    658,065
                                                                     -----------
MEXICO-18.79%
CELLULAR TELECOMMUNICATIONS-16.14%
America Movil S.A. de C.V., Series L, ADR(Y)              582,500     21,500,075
                                                                     -----------
TELEPHONE-INTEGRATED-2.65%
Telefonos de Mexico S.A. de C.V., Class L, ADR(Y)         160,300      3,524,997
                                                                     -----------
TOTAL MEXICO (Cost $9,427,521)                                        25,025,072
                                                                     -----------
MOROCCO-0.90%
TELECOMMUNICATIONS-0.90%
Maroc Telecom (Cost $863,786)                              73,406      1,201,649
                                                                     -----------
PHILIPPINES-1.59%
TELEPHONE-INTEGRATED-1.59%
Philippine Long Distance Telephone Co.
   (Cost $1,572,792)                                       53,350      2,110,244
                                                                     -----------
POLAND-1.28%
TELECOMMUNICATIONS-1.28%
Telekomunikacja Polska S.A. (Cost $1,554,000)             233,603      1,704,424
                                                                     -----------

See accompanying notes to financial statements.

                                                        NO. OF
DESCRIPTION                                          SHARES/UNITS       VALUE
--------------------------------------------------------------------------------
RUSSIA-10.63%

CELLULAR TELECOMMUNICATIONS-4.12%
AO VimpelCom, ADR+                                         50,700   $  2,360,085
Mobile Telesystems, ADR                                    96,000      3,135,360
                                                                    ------------
                                                                       5,495,445
                                                                    ------------
INTERNET CONTENT-INFORMATION/NEWS-0.80%
RBC Information  Systems, ADR+                             35,100      1,063,530
                                                                    ------------
TELECOMMUNICATIONS-4.06%
AFK Sistema, GDR+(Y)                                       23,272        570,164
AFK Sistema, 144A, GDR+                                    76,711      1,841,064
Comstar United  Telesystems, 144A, GDR+                   246,636      1,849,770
Uralsvyazinform                                        13,533,617        561,645
VolgaTelecom, ADR                                          68,500        582,250
                                                                    ------------
                                                                       5,404,893
                                                                    ------------
TELEPHONE-INTEGRATED-0.90%
Rostelecom, ADR(Y)                                         28,800        662,688
Sibirtelecom                                            6,100,200        533,768
                                                                    ------------
                                                                       1,196,456
                                                                    ------------
TELEVISION-0.75%
Independent Network
   Television Holding Ltd.,
   Series II+++                                         1,000,000      1,000,000
                                                                    ------------
TOTAL RUSSIA (Cost $12,758,097)                                       14,160,324
                                                                    ------------
SOUTH AFRICA-8.10%
CELLULAR TELECOMMUNICATIONS-6.56%
MTN Group Ltd.                                            881,927      8,738,614
                                                                    ------------
TELEPHONE-INTEGRATED-1.54%
Telkom South Africa Ltd.                                   86,920      2,049,864
                                                                    ------------
TOTAL SOUTH AFRICA (Cost $7,330,475)                                  10,788,478
                                                                    ------------
SOUTH KOREA-3.98%
CELLULAR TELECOMMUNICATIONS-3.98%
SK Telecom Co., Ltd.                                       18,490   $  4,362,245
SK Telecom Co., Ltd., ADR                                  35,000        934,500
                                                                    ------------
TOTAL SOUTH KOREA (Cost $4,114,586)                                    5,296,745
                                                                    ------------
THAILAND-0.17%
TELEPHONE-INTEGRATED-0.17%
True Corporation Public Co. Ltd., Foreign
   Registered+                                            877,300        230,008
True Corporation Public Co. Ltd., Foreign
   Registered, Warrants (expiring 04/03/08)+            1,717,483              0
                                                                    ------------
   TOTAL THAILAND (Cost $177,329)                                        230,008
                                                                    ------------
UNITED ARAB EMIRATES-0.77%
CELLULAR TELECOMMUNICATIONS-0.77%
Investcom LLC, GDR+ (Cost $970,301)                        67,603      1,024,185
                                                                    ------------
GLOBAL-3.96%
TELECOMMUNICATIONS-0.95%
TeleSoft Partners L.P.+@                                1,250,000              0
TeleSoft Partners II QP, L.P.+@#                        1,740,000      1,271,279
                                                                    ------------
                                                                       1,271,279
                                                                    ------------
VENTURE CAPITAL-3.01%
Emerging Markets Ventures I, L.P.+@#                    7,248,829      4,006,355
                                                                    ------------
TOTAL GLOBAL (Cost $5,623,690)                                         5,277,634
                                                                    ------------
TOTAL EMERGING COUNTRIES (Cost $92,547,563)                          122,527,566
                                                                    ------------

                                 See accompanying notes to financial statements.

                                                        NO. OF
DESCRIPTION                                          SHARES/UNITS       VALUE
--------------------------------------------------------------------------------
EQUITY SECURITIES OF TELECOMMUNICATION COMPANIES IN DEVELOPED COUNTRIES-2.46% UNITED STATES-2.46%
CELLULAR TELECOMMUNICATIONS-1.58%
NII Holdings Inc., Class B+                                35,200   $  2,108,480
                                                                    ------------
INTERNET SERVICES-0.88%
Technology Crossover  Ventures IV, L.P.+@#              1,708,800      1,167,794
                                                                    ------------
TOTAL DEVELOPED COUNTRIES (Cost $2,404,648)                            3,276,274
                                                                    ------------
EQUITY SECURITES OF COMPANIES PROVIDING OTHER
   ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
   EMERGING COUNTRY'S INFRASTRUCTURE-2.92%
ARGENTINA-0.00%
INVESTMENT & HOLDING COMPANY-0.00%
Exxel Capital Partners V, L.P.+@ (Cost $380,019)        1,897,761              0
                                                                    ------------
CHILE-1.46%
WATER UTILITIES-1.46%
Inversiones Aguas Metropolitanas S.A., 144A, ADR+
   (Cost $1,512,800)                                       80,700      1,945,483
                                                                    ------------
ISRAEL-0.06%
INVESTMENT & HOLDING COMPANY-0.06%
The Renaissance Fund LDC+@ (Cost $483,692)                    160         82,735
                                                                    ------------

                                                          NO. OF
DESCRIPTION                                                SHARES       VALUE
--------------------------------------------------------------------------------
MEXICO-1.40%
BUILDING-RESIDENTIAL/COMMERCIAL-1.40%
Urbi, Desarrollos Urbanos, S.A. de C.V.+
   (Cost $1,699,977)                                      227,440   $  1,862,682
                                                                    ------------
TOTAL OTHER ESSENTIAL SERVICES (Cost $4,076,488)                       3,890,900
                                                                    ------------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES
   (Cost $99,028,699)                                                129,694,740
                                                                    ------------

                                                        PRINCIPAL
                                                     AMOUNT (000'S)
                                                     --------------
SHORT-TERM INVESTMENTS-7.54%
GRAND CAYMAN-3.12%
Wachovia Bank, overnight deposit, 3.89% 05/01/06**
   (Cost $4,153,000)                                     $4,153        4,153,000
                                                                      ----------
UNITED STATES-4.42%
Bear, Stearns & Co. Inc., repurchase agreement
   (Agreement dated 04/28/2006 to be repurchased
   at $3,772,835), 2.44%***, 05/01/06,
   collateralized by U.S. Treasury STRIPS****              3,772       3,772,068
Bear, Stearns & Co. Inc., repurchase agreement
   (Agreement dated 04/28/2006 to be repurchased
   at $2,120,614), 4.88%*****, 05/01/06,
   collaterized by U.S. Treasury STRIPS****                2,120       2,119,753
                                                                      ----------
TOTAL UNITED STATES
   (Cost $5,891,821)                                                   5,891,821
                                                                      ----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $10,044,821)                                                 10,044,821
                                                                      ----------

See accompanying notes to financial statements.

DESCRIPTION                                                            VALUE
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-104.91% (Cost $109,073,520) (Notes B,E,G)        $139,739,561
                                                                   ------------
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-(4.91)%               (6,537,909)
                                                                   ------------
NET ASSETS-100.00%                                                 $133,201,652
                                                                   ============

+     Non-income producing security.

@ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors, under procedures established by the Board of Directors. (See Notes B and H)

(Y)   Security or a portion thereof is out on loan.

# As of April 30, 2006, the aggregate amount of open commitments for the Fund is $4,922,748. (See Note H)

* Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note B)

** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.

***   Interest rate after any rebate earned by borrower of securities.

**** Represents security purchased with cash collateral received for securities on loan.

***** Interest rate before any rebate earned by borrower of securities.

ADR   American Depository Receipts.

GDR   Global Depository Receipts.

PN    Preferred Shares.

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2006 (UNAUDITED)

ASSETS
Investments, at value, including collateral for securities on loan of $5,891,821 (1)
   (Cost $109,073,520) (Notes B, E, G)                             $139,739,561
Receivables:
   Investments sold                                                   1,775,684
   Dividends receivable                                                 180,675
Prepaid expenses                                                         12,491
                                                                   ------------
Total Assets                                                        141,708,411
                                                                   ------------
LIABILITIES
Due to custodian                                                          8,457
Payables:
   Upon return of securities loaned (Note B)                          5,891,821
   Investments purchased                                              2,338,496
   Investment advisory fee (Note C)                                     106,055
   Directors' fees                                                       17,648
   Administration fees (Note C)                                           9,824
   Other accrued fees                                                   134,458
                                                                   ------------
Total Liabilities                                                     8,506,759
                                                                   ------------
NET ASSETS (applicable to 8,629,261 shares of common stock
   outstanding) (Note D)                                           $133,201,652
                                                                   ============
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,629,261 shares issued and
   outstanding (100,000,000 shares authorized)                     $      8,629
Paid-in capital                                                     165,954,548
Undistributed net investment income                                     271,756
Accumulated net realized loss on investments and foreign
   currency related transactions                                    (63,696,653)
Net unrealized appreciation in value of investments and
   translation of other assets and liabilities denominated in
   foreign currencies                                                30,663,372
                                                                   ------------
Net assets applicable to shares outstanding                        $133,201,652
                                                                   ============
NET ASSET VALUE PER SHARE ($133,201,652 DIVIDED BY 8,629,261)      $      15.44
                                                                   ============
MARKET PRICE PER SHARE                                             $      13.72
                                                                   ============

----------
(1) Includes securities out on loan to brokers with a market value of $5,818,342.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

INVESTMENT INCOME
Income (Note B):
   Dividends                                                        $ 1,290,977
   Interest                                                              45,791
   Securities lending                                                    17,651
   Less: Foreign taxes withheld                                        (106,249)
                                                                    -----------
   Total Investment Income                                            1,248,170
                                                                    -----------
Expenses:
   Investment advisory fees (Note C)                                    656,670
   Custodian fees                                                        74,419
   Administration fees (Note C)                                          48,388
   Legal fees                                                            42,203
   Printing (Note C)                                                     42,028
   Directors' fees                                                       35,661
   Audit and tax fees                                                    29,883
   Accounting fees                                                       19,521
   Stock exchange listing fees                                           11,740
   Shareholder servicing fees                                            10,861
   Insurance                                                                905
   Brazilian taxes (Note B)                                               3,666
   Miscellaneous                                                          8,438
                                                                    -----------
   Total Expenses                                                       984,383
   Less: Fee waivers (Note C)                                            (7,969)
                                                                    -----------
   Net Expenses                                                         976,414
                                                                    -----------
   Net Investment Income                                                271,756
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain from:
   Investments                                                       10,027,162
   Foreign currency related transactions                                 86,266
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in
   foreign currencies                                                13,035,650
                                                                    -----------
Net realized and unrealized gain on investments and foreign
   currency related transactions                                     23,149,078
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $23,420,834
                                                                    ===========

                              See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE SIX    FOR THE FISCAL
                                                                                    MONTHS ENDED      YEAR ENDED
                                                                                   APRIL 30, 2006     OCTOBER 31,
                                                                                     (UNAUDITED)         2005
                                                                                   --------------   --------------
INCREASE IN NET ASSETS
Operations:
   Net investment income                                                            $    271,756     $    144,112
   Net realized gain on investments and foreign currency related transactions         10,113,428       15,094,287
   Net change in unrealized appreciation in value of investments and translation
      of other assets and liabilities denominated in foreign currencies               13,035,650        8,684,985
                                                                                    ------------     ------------
      Net increase in net assets resulting from operations                            23,420,834       23,923,384
                                                                                    ------------     ------------
Capital share transactions (Note I):
   Cost of 3,600 and 47,160 shares purchased under the share repurchase
      program, respectively                                                              (41,868)        (451,752)
                                                                                    ------------     ------------
         Total increase in net assets                                                 23,378,966       23,471,632
                                                                                    ------------     ------------
NET ASSETS
Beginning of period                                                                  109,822,686       86,351,054
                                                                                    ------------     ------------
End of period                                                                       $133,201,652*    $109,822,686
                                                                                    ============     ============

----------
*    Includes undistributed net investment income of $271,756.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

DECREASE IN CASH FROM
Operating Activities:
   Investment income received                                     $  1,202,838
   Operating expenses paid                                            (938,061)
   Purchases of long-term portfolio investments                    (29,478,456)
   Proceeds from disposition of long-term portfolio investments     32,586,131
   Net purchase of short-term portfolio investments                 (3,347,000)
   Cost of shares repurchased                                          (41,868)
                                                                  ------------
   Net decrease in cash from operating activities                                $    (16,416)
Cash at beginning of period                                                             7,959
                                                                                 ------------
Due to custodian at end of period                                                $     (8,457)
                                                                                 ============
RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET DECREASE IN CASH
FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations                             $ 23,420,834
Adjustments:
   Increase in accrued expenses                                   $     44,411
   Increase in receivables                                             (45,332)
   Increase in prepaid expenses                                         (6,058)
   Net decrease in cash from investment transactions                  (239,325)
   Cost of shares repurchased                                          (41,868)
   Net realized and unrealized gain on investments and foreign
      currency related transactions                                (23,149,078)
                                                                  ------------
Total adjustments                                                                 (23,437,250)
                                                                                 ------------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES                                   $    (16,416)
                                                                                 ============

                                 See accompanying notes to financial statements.

                      This page intentionally left blank.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS SECTION

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                 FOR THE
                                                SIX MONTHS     FOR THE        FOR THE
                                                  ENDED      FISCAL YEAR   ELEVEN MONTHS         FOR THE FISCAL YEARS
                                                APRIL 30,       ENDED          ENDED              ENDED NOVEMBER 30,
                                                   2006      OCTOBER 31,    OCTOBER 31,    -------------------------------
                                               (UNAUDITED)       2005         2004@@        2003       2002         2001
                                               -----------   -----------   -------------   -------    -------      -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $  12.72       $   9.95      $  8.17        $  7.30    $  8.42      $ 10.35
                                               --------       --------      -------        -------    -------      -------
Net investment income/(loss)                       0.04+          0.02+        0.01+         (0.10)+    (0.15)+++    (0.12)++
Net realized and unrealized gain/(loss)
   on investments  and foreign currency
   related transactions                            2.68           2.74         1.70           0.97      (1.03)       (1.88)
                                               --------       --------      -------        -------    -------      -------
Net increase/(decrease) in net assets
   resulting from operations                       2.72           2.76         1.71           0.87      (1.18)       (2.00)
                                               --------       --------      -------        -------    -------      -------
Dividends and distributions to shareholders:
   Net investment income                             --             --           --             --         --           --
   Net realized gain on investments and
      foreign currency related transactions          --             --           --             --         --           --
                                               --------       --------      -------        -------    -------      -------
Total dividends and distributions
   to shareholders                                   --             --           --             --         --           --
                                               --------       --------      -------        -------    -------      -------
Anti-dilutive impact due to capital
   shares tendered  or repurchased                 0.00*          0.01         0.07             --       0.06         0.07
                                               --------       --------      -------        -------    -------      -------
Net asset value, end of period                 $  15.44       $  12.72      $  9.95        $  8.17    $  7.30      $  8.42
                                               --------       --------      -------        -------    -------      -------
Market value, end of period                    $  13.72       $  10.91      $  8.52        $  6.85    $  6.22      $  6.88
                                               --------       --------      -------        -------    -------      -------
Total investment return (a)                       25.76%         28.05%       24.38%         10.13%     (9.59)%     (10.50)%
                                               --------       --------      -------        -------    -------      -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)        $133,202       $109,823      $86,351        $74,899    $66,937      $90,771
Ratio of expenses to average net assets (b)        1.62%(c)       1.93%        1.81%(c)       1.77%      1.90%        1.76%
Ratio of expenses to average net assets,
   excluding taxes                                 1.61%(c)       1.92%        1.81%(c)       1.77%      1.77%        1.74%
Ratio of net investment income/(loss) to
   average net assets                              0.22%(c)       0.15%        0.13%(c)      (1.33)%    (1.89)%      (1.18)%
Portfolio turnover rate                           25.20%         80.95%       71.57%        120.31%     94.89%       82.16%

----------
@ Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

@@ On August 9, 2004, the Fund's Board of Directors approved a change in the Fund's fiscal year-end from November 30 to October 31. The financial highlights for 2004 represent the eleven-month period beginning on December 1, 2003 and ending October 31, 2004.

+        Based on average shares outstanding.

++ Based on shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and November 30, 2001.

+++ Based on shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and November 30, 2002.

*        This represents less than $0.01 per share.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.

(c)      Annualized.

                                 See accompanying notes to financial statements.

                                                  FOR THE
                                                SIX MONTHS
                                                   ENDED              FOR THE FISCAL YEARS ENDED MAY 31,
                                               NOVEMBER 30,      -------------------------------------------
                                                   2000            2000        1999       1998        1997
                                               ------------      --------    -------    --------    --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $     18.36       $  12.13    $ 16.37    $  21.54    $  20.95
                                               -----------       --------    -------    --------    --------
Net investment income/(loss)                         (0.14)+        (0.20)+    (0.04)+     (0.06)       0.10
Net realized and unrealized gain/(loss)
   on investments  and foreign currency
   related transactions                              (4.78)          6.14      (2.41)      (1.40)       2.86
                                               -----------       --------    -------    --------    --------
Net increase/(decrease) in net assets
   resulting from operations                         (4.92)          5.94      (2.45)      (1.46)       2.96
                                               -----------       --------    -------    --------    --------
Dividends and distributions to shareholders:
   Net investment income                                --             --         --       (0.09)      (0.27)
   Net realized gain on investments and
      foreign currency related transactions          (3.09)            --      (1.96)      (3.62)      (2.10)
                                               -----------       --------    -------    --------    --------
Total dividends and distributions
   to shareholders                                   (3.09)            --      (1.96)      (3.71)      (2.37)
                                               -----------       --------    -------    --------    --------
Anti-dilutive impact due to capital
   shares tendered  or repurchased                      --           0.29       0.17          --          --
                                               -----------       --------    -------    --------    --------
Net asset value, end of period                 $     10.35       $  18.36    $ 12.13    $  16.37    $  21.54
                                               -----------       --------    -------    --------    --------
Market value, end of period                    $     7.688       $ 13.508    $ 9.819    $ 13.008    $ 17.385
                                               -----------       --------    -------    --------    --------
Total investment return (a)                         (28.46)%        37.58%     (9.99)%     (4.57)%     14.31%
                                               -----------       --------    -------    --------    --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)        $   131,325       $130,300    $94,026    $138,023    $181,627
Ratio of expenses to average net assets (b)           1.91%(c)       2.24%      2.09%       2.32%       1.90%
Ratio of expenses to average net assets,
   excluding taxes                                    1.91%(c)       2.04%      2.01%       1.82%       1.82%
Ratio of net investment income/(loss) to
   average net assets                                (1.50)%(c)     (1.15)%    (0.33)%     (0.29)%      0.52%
Portfolio turnover rate                              51.72%        113.75%    179.66%     162.58%      42.14%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. ORGANIZATION

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. At April 30, 2006, the Fund held 13.85% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $23,084,391 and fair value of $18,445,568. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the six months ended April 30, 2006, the Fund did not incur such expense.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to foreign exchange transactions related to dividends carried out by financial institutions. The tax rate is 0.38%. For the six months ended April 30, 2006, the Fund incurred $3,666 of such expense.

For Chilean securities the Fund accrues foreign taxes on realized gains as a liability and reduction of realized/unrealized gains in an amount equal to what the Fund would owe if the securities were sold on valuation date. Taxes on foreign income are recorded when the related income is recorded.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

SECURITIES LENDING: The market value of securities out on loan to brokers at April 30, 2006, was $5,818,342, for which the Fund has received cash as collateral of $5,891,821. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc. ("Bear Stearns"), which was in turn collateralized by U.S. Treasury STRIPS with a value of $6,064,266. Security loans are required at all times to have collateral at least equal to 100% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. During the six months ended April 30, 2006, total earnings from the investment of cash collateral received by the Fund in a securities lending arrangement with Bear, Stearns Securities Corp. as the sole borrower was $159,026, of which $141,375 was rebated to Bear, Stearns Securities Corp. The Fund retained $17,651 from the cash collateral investment.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At April 30, 2006, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse"), serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. Credit Suisse has agreed to waive a portion of the advisory fee. For the six months ended April 30, 2006, Credit Suisse earned $656,670 for advisory services, of which Credit Suisse waived $7,969. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended April 30, 2006, Credit Suisse was reimbursed $7,183 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Credit Suisse Ltd. U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Ltd. Australia"), affiliates of Credit Suisse, are sub-investment advisers to the Fund. Credit Suisse Ltd. U.K. and Credit Suisse Ltd. Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended April 30, 2006, BSFM earned $41,205 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's administrator with respect to Brazilian investments. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on the average month end Brazilian assets of the Fund.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended April 30, 2006, Merrill was paid $20,258 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,629,261 shares outstanding at April 30, 2006, Credit Suisse owned 14,333 shares.

NOTE E. INVESTMENT IN SECURITIES

For the six months ended April 30, 2006 purchases and sales of securities, other than short-term investments, were $31,816,951 and $29,997,919, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the six months ended April 30, 2006, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

At April 30, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $109,403,710, $36,353,989, $(6,018,138) and $30,335,851, respectively.

NOTE H. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

                            NUMBER
                              OF                                          FAIR                 PERCENT
                            UNITS/        ACQUISITION                   VALUE AT   VALUE PER    OF NET  DISTRIBUTIONS     OPEN
SECURITY                    SHARES          DATE(S)           COST      04/30/06   UNIT/SHARE   ASSETS    RECEIVED     COMMITMENTS
--------                   ---------  -------------------  ----------  ----------  ----------  -------  -------------  -----------
BPW Israel
   Ventures LLC            1,577,293  10/05/00 - 09/21/05  $1,168,324  $  979,942     $0.62      0.74
                              97,294       12/09/05            97,294      60,447      0.62      0.04
                           ---------                       ----------  ----------                ----    ----------      --------
                           1,674,587                        1,265,618   1,040,389                0.78    $       --      $625,413
                           ---------                       ----------  ----------                ----    ----------      --------
Concord Ventures II
   Fund L.P.               3,760,000  03/29/00 - 07/11/05   2,615,107   1,256,626      0.33      0.94
                              80,000       04/12/06            80,000      26,737      0.33      0.02
                           ---------                       ----------  ----------                ----    ----------      --------
                           3,840,000                        2,695,107   1,283,363                0.96       151,554       160,000
                           ---------                       ----------  ----------                ----    ----------      --------
Emerging Markets
   Ventures I, L.P.        7,215,129  01/22/98 - 06/30/05   4,114,585   3,987,729      0.55      3.00
                              33,700       01/10/06            33,700      18,626      0.55      0.01
                           ---------                       ----------  ----------                ----    ----------      --------
                           7,248,829                        4,148,285   4,006,355                3.01     3,128,680       851,172
                           ---------                       ----------  ----------                ----    ----------      --------
Exxel Capital
   Partners V, L.P.        1,897,761  05/11/98 - 12/03/98     380,019           0      0.00      0.00       205,185            --
                           ---------                       ----------  ----------                ----    ----------      --------
Formula Ventures  L.P.     1,500,000  08/06/99 - 06/14/04     464,934     108,900      0.07      0.08       414,249            --
                           ---------                       ----------  ----------                ----    ----------      --------
Giza GE Venture
   Fund III, L.P.          2,475,000  01/31/00 - 08/10/05   1,707,389   1,509,899      0.61      1.13
                              55,000       03/02/06            54,295      33,553      0.61      0.03
                           ---------                       ----------  ----------                ----    ----------      --------
                           2,530,000                        1,761,684   1,543,452                1.16       259,917       220,000
                           ---------                       ----------  ----------                ----    ----------      --------
Independent Network
   Television Holding
   Ltd, Series II          1,000,000       07/06/98         1,000,000   1,000,000      1.00      0.75            --            --
                           ---------                       ----------  ----------                ----    ----------      --------
J.P. Morgan Latin America
   Capital Partners
   (Cayman), L.P.            835,097  04/10/00 - 08/02/05     492,859     346,340      0.41      0.26       708,606            --
                           ---------                       ----------  ----------                ----    ----------      --------
J.P. Morgan Latin America
   Capital Partners
   (Delaware), L.P.        1,339,000  04/10/00 - 08/02/05     571,558     307,997      0.23      0.23
                               3,998       12/27/05                 0         920      0.23      0.00
                              12,209       03/09/06            11,991       2,808      0.23      0.00
                           ---------                       ----------  ----------                ----    ----------      --------
                           1,355,207                          583,549     311,725                0.23       987,352       667,436
                           ---------                       ----------  ----------                ----    ----------      --------
K.T. Concord Venture
   Fund L.P.               2,000,000  12/08/97 - 09/29/00   1,623,366     888,062      0.44      0.67     1,089,099            --
                           ---------                       ----------  ----------                ----    ----------      --------
Neurone Ventures II,
   L.P.                      536,184  11/24/00 - 08/15/05     291,621     234,049      0.44      0.18
                              37,500       04/17/06            37,500      16,369      0.44      0.01
                           ---------                       ----------  ----------                ----    ----------      --------
                             573,684                          329,121     250,418                0.19        39,421       187,500
                           ---------                       ----------  ----------                ----    ----------      --------

                            NUMBER
                              OF                                            FAIR                 PERCENT
                            UNITS/        ACQUISITION                     VALUE AT   VALUE PER    OF NET  DISTRIBUTIONS     OPEN
SECURITY                    SHARES          DATE(S)            COST       04/30/06   UNIT/SHARE   ASSETS    RECEIVED     COMMITMENTS
--------                   ---------  -------------------  -----------  -----------  ----------  -------  -------------  -----------
SVE Star Ventures
   Enterprises GmbH &
   Co. No. IX KG           1,500,000  12/21/00 - 03/30/05  $ 1,215,247  $   875,010   $  0.58      0.66    $        --    $  500,000
                           ---------                       -----------  -----------               -----    -----------    ----------
Technology Crossover
   Ventures IV, L.P.       1,708,800  03/08/00 - 10/24/05      821,044    1,167,794      0.68      0.88        871,679       291,200
                           ---------                       -----------  -----------               -----    -----------    ----------
TeleSoft Partners L.P.     1,250,000  07/22/97 - 06/07/01      503,902            0      0.00      0.00      7,203,101            --
                           ---------                       -----------  -----------               -----    -----------    ----------
TeleSoft Partners II QP,
   L.P.                    1,740,000  07/14/00 - 12/09/04      971,503    1,271,279      0.73      0.96        467,815       660,000
                           ---------                       -----------  -----------               -----    -----------    ----------
The Renaissance
   Fund LDC                      160  03/30/94 - 03/21/97      483,692       82,735    517.09      0.06      1,497,612            --
                           ---------                       -----------  -----------               -----    -----------    ----------
TVG Asian
   Communications
   Fund II, L.P.           3,622,118  06/07/00 - 10/27/05    2,691,985    2,501,739      0.69      1.88
                              39,293        01/25/06                 0       27,139      0.69      0.02
                           ---------                       -----------  -----------               -----    -----------    ----------
                           3,661,411                         2,691,985    2,528,878                1.90        837,379       338,589
                           ---------                       -----------  -----------               -----    -----------    ----------
Walden-Israel
   Ventures III, L.P.        774,813  02/23/01 - 06/09/05      614,767      729,936      0.94      0.55
                              89,375        11/22/05            88,660       84,198      0.94      0.06
                              89,375        03/29/06            89,375       84,198      0.94      0.06
                           ---------                       -----------  -----------               -----    -----------    ----------
                             953,563                           792,802      898,332                0.67         24,949       421,438
                           ---------                       -----------  -----------               -----    -----------    ----------
Total                                                      $22,224,717  $17,603,032               13.22    $17,886,598    $4,922,748
                                                           ===========  ===========               =====    ===========    ==========

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE I. SHARE REPURCHASE PROGRAM/SELF-TENDER POLICY

SHARE REPURCHASE PROGRAM: The Board of Directors of the Fund, at a meeting held on November 21, 2003, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 15% or more. Open market purchases may also be made within the discretion of management if the discount is less than 15%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. For the six months ended April 30, 2006, the Fund repurchased 3,600 of its shares for a total cost of $41,868 at a weighted discount of 14.45% from its net asset value. For the fiscal year ended October 31, 2005, the Fund repurchased 47,160 of its shares for a total cost of $451,752 at a weighted discount of 14.31% from its net asset value. The Board at the same time determined to suspend the Fund's annual self-tender program that had been announced in June of 2000.

SELF-TENDER POLICY: In January 2005, the Fund adopted a policy to make annual self-tenders for its shares of common stock. Each annual self-tender will be in the amount equal to the net proceeds realized by the Fund during the year from its illiquid private equity investments less any capital commitments that are funded during that year, commencing with a self-tender in an amount equal to such net proceeds as are realized by the Fund during 2005.

A self-tender will be made in any year only if the shares to be purchased under this formula would equal 5% or more of the Fund's then outstanding shares; otherwise, the amounts that would have been applied will be carried over in calculating the amount to be applied in the next year. The price per share in the self-tenders will be fixed at 95% of the net asset value of the Fund's shares at the conclusion of the tender offer period, which is expected to occur near the end of each calendar year.

Based upon distributions from private equity investments less capital commitments during 2005, the Fund was not required to conduct a self-tender in respect of that year. The self-tender policy may be modified or rescinded by the Board of Directors based on economic or market conditions or other factors, including such factors as a significant reduction in the percentage of the Fund's net assets represented by private equity investments, a risk of material adverse regulatory or tax consequences or a risk of the Fund's shares becoming subject to a delisting by the American Stock Exchange.

NOTE J. OTHER MATTERS

On August 18, 2005, the Board of Directors authorized the Fund to reimburse Mr. Phillip Goldstein, a Director of the Fund, for $13,738 of proxy solicitation expenses incurred in a proxy contest with the Fund.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On February 10, 2006, the Annual Meeting of Shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matter was voted upon:

(1)  To elect four directors to the Board of Directors of the Fund:

NAME OF DIRECTOR                                                FOR     WITHHELD
----------------                                             ---------  --------
Walter Eberstadt (Class II)                                  7,572,324   173,547
Phillip Goldstein (Class I)                                  7,697,616    48,255
Steven N. Rappaport (Class II)                               7,308,922   436,949
Martin M. Torino (Class I)                                   7,572,288   173,583

In addition to the directors elected at the meeting, Enrique R. Arzac and James
J. Cattano continue to serve as Directors of the Fund.

Effective December 6, 2005, Enrique R. Arzac was appointed as Chairman of the Board. Michael E. Kenneally, who previously held this position, resigned effective December 6, 2005.

Effective February 15, 2006, Lawrence Haber was appointed as a Director of the Fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-    Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CREDIT SUISSE"), AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CREDIT SUISSE SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 18, 2006.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by Computershare Trust Company N.A. ("Computershare"), not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). Computershare will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to Computershare. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

Computershare, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of Computershare Trust Company, N.A.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), will annually review and re-approve the terms of the Fund's existing investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") for the Fund, (ii) a sub-advisory agreement with Credit Suisse Asset Management Limited ("Credit Suisse Australia") for the Fund, and (iii) a sub-advisory agreement with Credit Suisse Asset Management Limited ("Credit Suisse U.K.", and together with Credit Suisse Australia, the "Sub-Advisers"). The investment advisory agreement with Credit Suisse and the investment sub-advisory agreements with Sub-Advisers are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on November 16-17, 2005, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse and Credit Suisse Australia and the re-approval of the Advisory Agreements. At a meeting held on February 15, 2006, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse U.K. and the re-approval of the sub-advisory agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for Credit Suisse and the Sub-Advisers were provided to the Board, as were responses of Credit Suisse and the Sub-Advisers to requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by investment personnel of Credit Suisse and the Sub-Advisers. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the chief investment officer who is primarily responsible for day-to-day portfolio management services for the Fund.

In addition, the Board received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Fund, Credit Suisse and the Sub-Advisers. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Fund's Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of Credit Suisse and the Sub-Advisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Credit Suisse's and the Sub-Advisers' compensation arrangements for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and the Sub-Advisers.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results of the Fund over a number of years and since the inception of the Fund, as well as for recent periods. It also considered these results in comparison to the Fund's benchmark indices, the MSCI Emerging Free Markets Index and the MSCI Emerging Markets Free Telecommunications Services Index. The Board noted that the Fund has underperformed the benchmarks in some periods, but has outperformed them in other periods.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees, fee waivers/caps and/or expense reimbursements and actual total expenses of the Fund (including and excluding investment-related expenses and taxes). It also considered comparisons of these fees to the expense information for the group of funds that was determined to be the most similar to the Fund (the "Peer Group") and a broader universe of relevant funds (the "Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end mutual funds in the Fund's Peer Group and Universe. The Board noted that the overall expense ratio of the Fund was higher than the Peer Group's median overall ratio, both including and excluding investment-related expenses and taxes.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Credit Suisse to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers into account (the "Net Advisory Rate"). The Board noted that Credit Suisse had voluntary fee waivers in effect to base its current investment advisory fee upon the lower of the average weekly stock price or its average weekly net assets.

Additionally, the Board received and considered information comparing the Net Advisory Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rate) with that of the other funds in its Peer Group. The Board noted that the Net Advisory Rate for the Fund was not appreciably higher than the median rate of the Fund's Peer Group. The Board noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arm's-length. The Board also noted that the Fund's non-management expense rate was lower than the median rate of its Peer Group. The Board concluded that these factors supported the Advisory Agreement Rate and the Net Advisory Rate.

The Board also reviewed the Sub-Advisory Agreement Rates charged by the Sub-Advisers. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described here.

PROFITABILITY

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund and Credit Suisse and its affiliates, including Credit Suisse Australia and Credit Suisse U.K. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received with regard to providing these services to the Fund were not unreasonable.

The Board received and considered an estimated profitability analysis of each of the Sub-Advisers based on the Sub-Advisory Agreement Rates, as well as on other relationships between the Fund, Credit Suisse Australia and its affiliates, and Credit Suisse U.K. and its affiliates. The Board noted the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to the Sub-Advisers by Credit Suisse and not directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable. Based on these factors, the Board concluded that the profits and other ancillary benefits that the Sub-Advisers and their affiliates received with regard to providing these services to the Fund were not unreasonable.

ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board received and considered information about the nature and extent of services and fee rates offered by Credit Suisse to other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board also received and considered information about the nature and extent of services, and general information about the fees, offered by the Sub-Advisers to other clients. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rates were reasonable given the nature and extent of services provided and comparison with fee rates offered to other clients. Where Credit Suisse's rates offered to its other clients were appreciably lower, the Board considered that Credit Suisse's voluntary fee waivers would potentially decrease the Advisory Agreement Rate. The Board concluded, based on information provided by Credit Suisse, that the costs associated with managing and operating a registered, closed-end, emerging market fund, compared with other clients or other funds, provided a justification for the higher fee rates charged to the Fund.

OTHER BENEFITS TO CREDIT SUISSE AND THE SUB-ADVISERS

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse and its affiliates, including Credit Suisse Australia and Credit Suisse U.K., and the Sub-Advisers as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Credit Suisse and the Sub-Advisers with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in the business of Credit Suisse and the Sub-Advisers as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates or the Sub-Advisers and their affiliates).

The Board also considered the effectiveness of practices of Credit Suisse and the Sub-Advisers in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized. The Board also reviewed the policies of the Sub-Advisers regarding the allocation of portfolio investment opportunities among the Fund and their other clients.

OTHER FACTORS AND BROADER REVIEW

As discussed above, the Board reviews detailed materials received from Credit Suisse and the Sub-Advisers annually as part of the re-approval process under
Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse and the Sub-Advisers at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports, and confers with the chief investment officer of the Fund at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how The Emerging Markets Telecommunications Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

          -    By calling 1-800-293-1232;

          -    On the Fund's website, www.credit-suisse.com/us

          - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website on the
Internet: http://www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Blend Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Allocation Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the American Stock Exchange, LLC ("AMEX"). The Fund's AMEX trading symbol is ETF. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. Credit Suisse Asset Management, LLC, the Fund's investment adviser, is part of the Asset Management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmMktTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". Weekly comparative net asset value
(NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac       Chairman of the Board of Directors
James J. Cattano       Director
Walter Eberstadt       Director
Phillip Goldstein      Director
Lawrence Haber         Director
Steven N. Rappaport    Director
Martin M. Torino       Director
Steven B. Plump        Chief Executive Officer and President
Neil Gregson           Chief Investment Officer
Jonathan S. Ong        Investment Officer
J. Kevin Gao           Senior Vice President and Secretary
Ajay Mehra             Chief Legal Officer
Emidio Morizio         Chief Compliance Officer
Michael A. Pignataro   Chief Financial Officer
Robert Rizza           Treasurer
John Smith             Assistant Treasurer
Brooke Brown           Assistant Secretary
Karen Regan            Assistant Secretary

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISERS

Credit Suisse Asset Management Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[AMERICAN STOCK EXCHANGE(R) LISTED ETF LOGO]

                                                                    ETF-SAR-0406

ITEM 2. CODE OF ETHICS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

PERIOD                                      (a) TOTAL         (b) AVERAGE       (c) TOTAL NUMBER OF      (d) MAXIMUM NUMBER
                                            NUMBER OF         PRICE PAID PER    SHARES PURCHASED AS      OF SHARES THAT MAY
                                            SHARES PURCHASED  SHARE             PART OF PUBLICLY         YET BE PURCHASED
                                                                                ANNOUNCED PLANS          UNDER THE PLAN
                                            ----------------- ----------------- ------------------------ ---------------------
November 1st through November 30th          0                 $0.00             0                        385,062

December 1st through December 31st          3,600             $11.63            3,600                    381,462

January 1st through January 31st            0                 $0.00             0                        381,462

February 1st through February 28th          0                 $0.00             0                        381,462

March 1st through March 31st                0                 $0.00             0                        381,462

April 1st through April 30th                0                 $0.00             0                        381,462

(a)  The plan was announced December 4, 2003.
(b)  10% of the Fund's outstanding shares.
(c)  There is no expiration date of the plan.
(d)  Not applicable.
(e)  Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated January 19, 2006.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

               /s/Steven B. Plump
               ------------------
               Name:  Steven B. Plump
               Title: Chief Executive Officer
               Date:  July 5, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

               /s/Steven B. Plump
               ------------------
               Name:  Steven B. Plump
               Title: Chief Executive Officer
               Date:  July 5, 2006

               /s/Michael A. Pignataro
               -----------------------
               Name:  Michael A. Pignataro
               Title: Chief Financial Officer
               Date:  July 5, 2006